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                                                                EXHIBIT 23.3

[LETTERHEAD]

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to the Registration Statement of Hanmi Financial Corporation on Form S-4 of our report dated February 25, 1998, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Expert" in such Prospectus.

Kim & Lee Corporation, CPAs
Los Angeles, California
April 21, 2000